This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

Scudder
Emerging Markets
Income Fund

Annual Report
October 31, 1995

* For investors seeking high current income and, secondarily, long-term capital appreciation through investment primarily in high-yielding debt securities issued in emerging markets.

* A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

SCUDDER EMERGING MARKETS INCOME FUND
--------------------------------------------------------------------------------

CONTENTS

  2 In Brief


  3 Letter from the Fund's Chairman


  4 Performance Update


  5 Portfolio Summary


  6 Portfolio Management Discussion


 10 Investment Portfolio


 14 Financial Statements


 17 Financial Highlights


 18 Notes to Financial Statements


 23 Report of Independent Accountants


 24 Shareholder Meeting Results


 25 Officers and Directors


 26 Investment Products and Services


 27 How to Contact Scudder


IN BRIEF

* The favorable momentum previously established in emerging country debt markets was halted at the end of 1994 when Mexico devalued and subsequently floated its currency. This action provoked a sharp sell-off in emerging market debt securities, with prices declining through January and February 1995.

* In early March, emerging market debt began a sustained rally after decisive action by economic leaders in Argentina and Mexico bolstered investor confidence. Solid positive monthly returns in emerging debt markets were posted through September before easing somewhat in October.

* Despite difficult market conditions, Scudder Emerging Markets Income Fund posted a total return of 3.46% for its fiscal year ended October 31, 1995. The Fund closed its fiscal year with a 30-day net annualized SEC yield of 13.08%, up substantially from 9.13% a year earlier.

* The Fund continues to hold a well-diversified portfolio, with investments in Latin America, eastern Europe, and northern Africa.

                                                 LETTER FROM THE FUND'S CHAIRMAN
--------------------------------------------------------------------------------

Dear Shareholders,

         It has been an eventful 12 months for emerging market bonds, featuring the early 1995 turmoil after Mexico's currency devaluation followed by a strong rally for emerging market debt that began in March. At this juncture, what is the outlook for emerging market bonds?

         We believe the long-term outlook is positive, based on several factors. Emerging countries are becoming much more competitive in the world marketplace as a result of lower domestic costs and currency adjustments. A number of the major emerging countries have taken strict measures to ensure their fiscal stability. In addition, the ability of many of these countries to service their external debt has been improved as exports have surged and international reserve positions have been strengthened. Furthermore, the demonstrated determination of these countries to honor their external obligations has permitted their rapid return to the international capital markets following the Mexican peso crisis.

         Currently, countries such as Mexico and Argentina are in recession, a condition which is usually favorable for bond markets of developed countries, but not as helpful in emerging countries where resulting improvements in external accounts can be offset by pressures on government finances and the banking sector. We foresee a return to growth in both Mexico and Argentina in early 1996 that should further support the market for emerging country issues. A positive political environment in Latin American and Eastern European countries would also be a big plus for their bond markets in 1996. Our strategy going forward is to position your Fund to benefit from the brightening economic outlook in emerging countries. The Fund's high yield should help provide a buffer against price volatility in those markets.

         We would also like to take this opportunity to announce that on October 6, 1995, we introduced Scudder Small Company Value Fund, a pure no-load(TM) mutual fund designed to seek long-term growth of capital through a disciplined, value-oriented approach to small-stock investing. For more information about this Fund and other investment products, see page 26.

                           Sincerely,
                           /s/Edmond D. Villani
                           Edmond D. Villani
                           Chairman,
                           Scudder Emerging Markets Income Fund

SCUDDER EMERGING MARKETS INCOME FUND
PERFORMANCE UPDATE as of October 31, 1995
-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------
SCUDDER EMERGING MARKETS INCOME FUND
----------------------------------------
                     Total Return
Period    Growth    --------------
Ended       of                Average
10/31/95  $10,000  Cumulative  Annual
--------  -------  ----------  ------
1 Year    $10,346     3.46%     3.46%
Life of
  Fund*   $ 9,980     -.20%     -.11%

JP MORGAN COMPOSITE EMERGING MARKETS
BOND/LATIN EUROBOND INDEX
--------------------------------------
                     Total Return
Period    Growth    --------------
Ended       of                Average
10/31/95  $10,000  Cumulative  Annual
--------  -------  ----------  ------
1 Year    $10,785     7.85%     7.85%
Life of
  Fund*   $ 9,460    -5.40%    -2.99%

* The Fund commenced operations on
  December 31, 1995


A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

Scudder Emerging Markets Income Fund
Year            Amount
----------------------
12/31/93*      $10,000
1/94           $10,058
4/94           $ 8,962
7/94           $ 9,067
10/94          $ 9,646
1/95           $ 8,756
4/95           $ 8,858
7/95           $ 9,507
10/95          $ 9,980


JP Morgan Composite Emerging Markets
Bond/Latin Eurobond Index
Year            Amount
----------------------
12/31/93*      $10,000
1/94           $10,041
4/94           $ 8,314
7/94           $ 8,397
10/94          $ 8,771
1/95           $ 7,914
4/95           $ 8,149
7/95           $ 9,070
10/95          $ 9,460


The unmanaged JP Morgan Composite Emerging Markets Bond/Latin Eurobond Index (EMB/LEI) tracks the performance of U.S. dollar-denominated sovereign restructured bonds (mostly Brady bonds) and Latin-issued Eurobonds. The composite includes debt issues from five countries in Latin America, plus Bulgaria, Nigeria, the Philippines and Poland. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses.



-----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

YEARLY PERIODS ENDED OCTOBER 31


                        1994*      1995
                     --------------------
NET ASSET VALUE...    $11.05     $10.26
INCOME DIVIDENDS..    $  .51     $ 1.11
FUND TOTAL
RETURN (%)........     -3.54       3.46
INDEX TOTAL
RETURN (%)........    -12.23       7.85

Performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results.
Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total return for the one year and life of Fund periods would have been lower.

PORTFOLIO SUMMARY as of October 31, 1995
---------------------------------------------------------------------------
DIVERSIFICATION
---------------------------------------------------------------------------

Debt Obligations         95%             Through challenging market
Cash Equivalents          5%             conditions, we have continued
                        ----             to maintain a well-diversified
                        100%             portfolio of the highest quality
                        ====             and most liquid securities
                                         available in the emerging markets.

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
MARKET EXPOSURE (Excludes 5% Cash Equivalents)
--------------------------------------------------------------------------

Geographical                              Currency
---------------------------               -------------------------
Brazil                  28%               United States         95%
Argentina               19%               Argentina              2%
Poland                  14%               Mexico                 2%
Mexico                  10%               Poland                 1%
Panama                   7%                                    ----
Venezuela                6%                                    100%
Bulgaria                 4%                                    ====
Ecuador                  4%
Morocco                  4%      Consistent with the Fund's strategy to
Other                    4%      maintain a regionally diversified portfolio,
                       ----      26% of portfolio assets were invested
                       100%      outside of Latin America as of the close of
                       ====      the period.

Graphs in the form of pie charts appears here, illustrating the exact data points in the above tables.

--------------------------------------------------------------------------
AVERAGE LIFE (Excludes 5% Cash Equivalents)
--------------------------------------------------------------------------

0 - 3 years               5%             We continue to hold a large
3 - 5 years              15%             percentage of longer-duration
5 - 10 years             27%             bonds to capitalize on the
Greater than 10 years    53%             current trend of improving prices
                        ----             and declining yields in the
                        100%             emerging markets.
                        ====
A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
For more complete details about the Fund's Investment Portfolio, see page 10.
A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.

SCUDDER EMERGING MARKETS INCOME FUND
PORTFOLIO MANAGEMENT DISCUSSION
--------------------------------------------------------------------------------

Dear Shareholders,

     The 12 months ended October 31, 1995, have marked a challenging period for the emerging country debt markets. The favorable momentum previously achieved in Latin America and other emerging countries was abruptly halted in late December 1994, when Mexico devalued and subsequently floated its currency. The resulting sell-off in Mexico's financial markets quickly spilled over into the debt and equity markets of other emerging countries. Delays in the development of both an effective Mexican economic program and a U.S.-led support package for Mexico put additional pressure on emerging financial markets and capital flows to emerging countries during most of the first quarter of 1995.

     In March, decisive action by economic leaders in Argentina and Mexico to deepen economic reform bolstered investor confidence and sparked a strong rally in emerging market debt. First quarter losses in these markets were erased by May and solid positive returns were posted for six consecutive months through September, before the markets eased slightly in October over concerns about the lingering recessions in Argentina and Mexico. Increased investor confidence was evidenced by a return of local capital to many emerging economies and renewed access by a number of emerging countries to the international capital markets. The market recovery was further enhanced by declining long-term U.S. interest rates, which were particularly helpful for the many U.S.-dollar fixed-rate bonds in which the Fund invests.

                         Fund Performance and Strategy

     Despite difficult market conditions, Scudder Emerging Markets Income Fund posted a total return of 3.46% during the fiscal year ended October 31, 1995. This compares with a total return of 7.85% during the same period for the unmanaged J.P. Morgan Composite Emerging Markets Bond/Latin Eurobond Index. The Fund underperformed the J.P. Morgan Index largely because we chose to maintain a defensive stance by holding a significant cash position through the early spring of 1995 in view of the winter's events. As market conditions improved in the second half of its fiscal year, however, the Fund was fully invested.

     Even with our conservative approach to these volatile markets, the Fund's net asset value declined from $11.05 to $10.26 during the period. But the change in price was more than offset by income distributions of $1.11 per share. The Fund's high yield

                                                 PORTFOLIO MANAGEMENT DISCUSSION
--------------------------------------------------------------------------------

remains attractive to investors. On October 31, 1995, the Fund's 30-day net annualized SEC yield was 13.08%, up substantially from 9.13% at the beginning of the fiscal year.

     Through challenging market conditions, we have continued to maintain a well-diversified portfolio, seeking the highest quality and most liquid securities available in the emerging markets consistent with the Fund's objectives and policies. Although the Fund may invest up to 50% of its assets in corporate obligations, only 2% of the Fund's assets were invested in such securities as of October 31, 1995, while 93% of assets were invested in sovereign debt. Despite having generally lower yields, sovereign obligations tend to be of higher credit quality than corporate debt. In addition, we often favor sovereign Brady bonds because their large volume greatly enhances their liquidity and because many are backed by U.S. Treasury bonds, a defensive characteristic which aids their performance in poor markets. As market conditions improved during the spring, we increased our holdings in uncollateralized Brady bonds, which tend to perform better than their collateralized counterparts as economic conditions improve in the issuer countries.

     In June, we substantially increased the Fund's holdings in fixed-rate securities because we believed the U.S. Federal Reserve would soon begin to lower short-term interest rates, which it did in early July. By the end of October, however, in light of the significant declines that had taken place in long-term U.S.-dollar interest rates, we took some profits and reduced fixed-rate holdings to approximately 37% of the Fund's assets.

     Securities denominated in local currencies can offer relatively high yields as well as the opportunity to benefit from currency appreciation in developing countries with improving economies. As the Mexican peso crisis demonstrated, however, local currencies can also be susceptible to dramatic devaluations when there is a loss of confidence in a country's economic policies. We have therefore continued to take a cautious and opportunistic approach with respect to the Fund's exposure to foreign currencies, limiting it to countries where we foresee a stable or improving exchange rate. As of October 31, 1995, only 5% of the Fund's assets was invested in securities denominated in local currencies, with the balance held in U.S.-dollar denominated obligations.

     In line with the Fund's strategy to maintain a regionally diversified portfolio, 24% of portfolio assets were invested outside of Latin America as of October 31, 1995. In particular, we

SCUDDER EMERGING MARKETS INCOME FUND
--------------------------------------------------------------------------------

increased holdings in eastern Europe from 6% to 18% of assets during the 12-month period. In early 1995, many investors seemed unable to differentiate among emerging markets on the basis of fundamentals and sold assets indiscriminately, thereby undercutting the benefits of our diversification strategy. However, our strategy began to pay off beginning in the second quarter of 1995, as confidence returned to the markets and investors began to distinguish among issuers once again. The Fund's holdings of Polish bonds (13% of assets) in particular have benefited performance. Bolstered by an investment-grade rating from Moody's for Poland's Eurobond issue in June, Polish debt markets rallied strongly and have been among the best performing emerging markets in 1995. Poland has experienced strong growth in 1995 and its manageable debt profile is buttressed by high international reserves.

                   A Positive Outlook for Argentina and Brazil

     The Fund's core Latin American holdings continue to be in Argentina (18% of assets) and Brazil (26% of assets). The Argentine government deftly handled the spill-over effects of the Mexican peso crisis in early 1995, cutting government spending to ensure fiscal stability. In addition, exports have grown rapidly, enhancing the country's ability to pay back its debt. President Menem's first-round re-election in May signaled popular approval of the economic measures undertaken by the government over the last several years. Recently, however, the Argentine debt markets have experienced heightened volatility over the uncertainty of highly regarded Economy Minister Cavallo's tenure within the Menem administration. Nonetheless, our long-term outlook for Argentina remains positive.

     The Fund modestly increased its holdings in Brazil during the fiscal year as the country's fundamental outlook improved. Brazil successfully slowed the torrid pace of economic growth exhibited early in 1995, reducing the risk of an overheated economy, and has improved its external accounts. High real interest rates have also bolstered international reserves. Moreover, President Cardoso has made gradual but steady progress on advancing important financial and constitutional reforms through Congress.

                                                 PORTFOLIO MANAGEMENT DISCUSSION
--------------------------------------------------------------------------------

     Throughout the fiscal year, the Fund held underweight positions in Mexico (10% of assets) and Venezuela (6% of assets) on October 31. The Mexican government has steadfastly adhered to sound economic policies implemented in the aftermath of the peso crisis, but lingering political concerns and a significant economic contraction have recently created some uneasiness in Mexico's financial markets. Venezuelan government bonds offer attractive yields, but at the end of the fiscal year investors were still awaiting progress on an International Monetary Fund program to address the serious imbalances in that country's economy.

                                 Looking Ahead

     The effects of the Mexican peso crisis in early 1995 proved a daunting challenge for economic leaders in many emerging countries. To preserve their countries' creditworthiness and to safeguard their hard-won access to the international capital markets, leaders in Argentina and Mexico imposed further fiscal discipline and accelerated the pace of economic reforms. In the near term, these measures have created difficult domestic conditions in some emerging economies, but we believe that they will improve the long-term fundamentals in these countries. These developments, coupled with a constructive global environment for the U.S. dollar, interest rates, and bond markets, should be reflected in improving prices for emerging market debt in the coming months. In keeping with Scudder Emerging Markets Income Fund's objectives, we will continue to look for opportunities to provide high current income and long-term capital appreciation for our shareholders.

Sincerely,

Your Portfolio Management Team

/s/M. Isabel Saltzman               /s/Susan E. Gray
M. Isabel Saltzman                  Susan E. Gray

/s/Lincoln Y. Rathnam
Lincoln Y. Rathnam


                      Scudder Emerging Markets Income Fund:
                          A Team Approach to Investing

     Scudder Emerging Markets Income Fund is managed by a team of Scudder investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by Scudder's large staff of economists, research analysts, traders, and other investment specialists who work in Scudder's offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging Scudder's extensive resources.

     Lead Portfolio Manager M. Isabel Saltzman has responsibility for the Fund's investment strategies. Isabel, who joined Scudder in 1990, has been involved in foreign finance and investing since 1979 and contributes special expertise in Latin America. Lincoln Y. Rathnam, Portfolio Manager, is responsible for the Fund's day-to-day management. Lincoln, who joined Scudder in 1984, has over 15 years of experience in international investing. Susan E. Gray, Portfolio Manager, has responsibility for developing the Fund's trading strategies. Susan, who has over four years of investment trading experience, has worked at Scudder since 1987.

SCUDDER EMERGING MARKETS INCOME FUND
INVESTMENT PORTFOLIO  as of October 31, 1995


           % of           Principal                                                                    Market
         Portfolio     Amount ($) (b)                                                                 Value ($)
---------------------------------------------------------------------------------------------------------------
              5.0%     COMMERCIAL PAPER
                    -------------------------------------------------------------------------------------------
                          4,000,000       Associates Corp. of North America,
                                            5.82%, 11/1/95 . . . . . . . . . . . . . . . . . .       4,000,000
                          4,432,000       Household Finance Corp., 5.82%, 11/1/95. . . . . . .       4,432,000
                                                                                                   -----------
                                          Total Commercial Paper (Cost $8,432,000) . . . . . .       8,432,000
                                                                                                   -----------

              94.9%      DEBT OBLIGATIONS
                    -------------------------------------------------------------------------------------------
Argentina     18.1% ARP   7,886,744       Argentine Republic, Bonos de Consolidacion
                                            de Deudas Previsionales Pre 1 (BOCON),
                                            Variable Rate Interest Bond, 3.5%, 4/1/01. . . . .       3,693,780
                          1,500,000       Argentine Republic, Collateralized Discount
                                           Bond, Series L, Floating Rate Bond, LIBOR plus
                                            .8125% (6.875%), 3/31/23 . . . . . . . . . . . . .         841,875
                         23,600,000       Argentine Republic, Collateralized Par
                                            Bond, Series L, Step-up Coupon, 5%, 3/31/23 (d). .      11,224,632
                         20,800,000       Argentine Republic, Floating Rate Bond,
                                            Series L, LIBOR plus .8125% (6.8125%), 3/31/05 (d)      12,310,896
                          3,150,000       Cedulas Hipotecarias, Floating Rate Bond,
                                            LIBOR plus 2.9% (8.9781%), 9/1/00. . . . . . . . .       2,767,991
                                                                                                   -----------
                                                                                                    30,839,174
                                                                                                   -----------

Brazil        26.4%         500,000       Minas Gerais, Series A, Without Warrants,
                                            7.875%, 2/10/99. . . . . . . . . . . . . . . . . .         418,750
                          3,550,000       Minas Gerais, Series B, Without Warrants,
                                            8.25%, 2/10/00 . . . . . . . . . . . . . . . . . .       2,902,125
                         11,250,000       Federative Republic of Brazil, Collateralized
                                            Par Bond, Series Z, Step-up Coupon, 4.25%, 4/15/24       5,428,125
                         18,305,838       Federative Republic of Brazil C Bond, 4% with
                                            4% Interest Capitalization, 4/15/14. . . . . . . .       9,290,213
                          8,875,000       Federative Republic of Brazil, Debt Conversion
                                            Bond, Series L, Floating Rate Bond, LIBOR
                                            plus .875% (6.875%), 4/15/12 . . . . . . . . . . .       4,859,063
                         14,500,000       Federative Republic of Brazil, Eligible Interest
                                            Bond, Floating Rate Bond, LIBOR plus
                                            .8125% (6.8125%), 4/15/06. . . . . . . . . . . . .       9,588,125
                         10,212,500       Federative Republic of Brazil, IDU Bond,
                                            Floating Rate Bond, LIBOR plus .8125%
                                            (6.6875%), 1/1/01. . . . . . . . . . . . . . . . .       8,725,254
                            714,287       Federative Republic of Brazil, New Money
                                            Bond, LIBOR plus .8125% (6.75%), 10/15/99. . . . .         664,287


       THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--
10


                                                                                           INVESTMENT PORTFOLIO

           % of           Principal                                                                    Market
         Portfolio     Amount ($) (b)                                                                 Value ($)
---------------------------------------------------------------------------------------------------------------
                          5,000,000       Federative Republic of Brazil, New Money
                                            Bond, LIBOR plus .875% (6.875%), 4/15/09 . . . . .       2,950,000
                                                                                                   -----------
                                                                                                    44,825,942
                                                                                                   -----------
Bulgaria    3.3%          5,000,000       Republic of Bulgaria, Collateralized Discount
                                            Bond, Tranche A, LIBOR plus .8125%
                                            (6.75%), 7/28/24 . . . . . . . . . . . . . . . . .       2,525,000
                          5,500,000       Republic of Bulgaria, Floating Rate Interest
                                            Reduction Bond, Series A, Step-up Coupon,
                                            2%, 7/28/12. . . . . . . . . . . . . . . . . . . .       1,533,125
                          3,500,000       Republic of Bulgaria, Interest Arrears Bond,
                                            Series PDI, LIBOR plus .8125% (6.75%),
                                            7/28/11. . . . . . . . . . . . . . . . . . . . . .       1,544,375
                                                                                                   -----------
                                                                                                     5,602,500
                                                                                                   -----------

Colombia    0.3%            500,000       Banco de Colombia, 7.5%, 10/21/98. . . . . . . . . .         482,500
                                                                                                   -----------
Costa Rica  0.1%            200,000       Banco Central de Costa Rica, Principal B,
                                            6.25%, 5/21/15 . . . . . . . . . . . . . . . . . .         104,000
                                                                                                   -----------
Ecuador     3.9%          6,500,000       Republic of Ecuador, Collateralized Discount
                                            Bond, Floating Rate Bond, LIBOR plus
                                            .8125% (6.8125%), 2/28/25. . . . . . . . . . . . .       3,221,530
                          1,250,000       Republic of Ecuador, Collateralized Global
                                            Par Bond, Step-up Coupon, 3%, 2/28/25. . . . . . .         414,062
                          9,193,375       Republic of Ecuador, Past Due Interest Bond,
                                            LIBOR plus .8125% (6.8125%), 2/28/15 . . . . . . .       3,010,830
                                                                                                   -----------
                                                                                                     6,646,422
                                                                                                   -----------

Jamaica     0.6%          1,500,000       Government of Jamaica Refinancing
                                            Agreement, Tranche B, Floating Rate Bond,
                                            LIBOR plus .8125% (7.125%), 11/15/04 . . . . . . .         990,000
                                                                                                   -----------
Mexico      9.8%   MXN   22,533,700       Certificados de la Tesoreria,12/21/95. . . . . . . .       3,020,723
                         14,750,000       United Mexican States, Collateralized Fixed
                                            Par Bond, Series A, 6.25%, 12/31/19. . . . . . . .       8,665,625
                          3,250,000       United Mexican States, Collateralized Fixed
                                            Par Bond, Series B, 6.25%, 12/31/19. . . . . . . .       1,909,375
                          4,500,000       United Mexican States, Collateralized
                                            Discount Bond, Series A, Floating Rate Bond,
                                            LIBOR plus .8125% (6.76563%), 12/31/19 . . . . . .       3,009,375
                                                                                                   -----------
                                                                                                    16,605,098
                                                                                                   -----------

Morocco     3.9%         11,250,000       Kingdom of Morocco, Tranche A,
                                            Restructuring and Consolidation Agreement,
                                            LIBOR plus .8125% (6.6875%), 1/1/09. . . . . . . .       6,693,750
                                                                                                   -----------
Panama      6.5%          9,250,000       Republic of Panama, Floating Rate Bond,
                                            LIBOR plus 1% (7.25%), 5/10/02 . . . . . . . . . .       7,561,875
                          9,000,000       Republic of Panama, Interest Reduction
                                            Bond, 3.5%, 12/29/49 (c) . . . . . . . . . . . . .       3,465,000
                                                                                                   -----------
                                                                                                    11,026,875
                                                                                                   -----------

       THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
                                                                              --
                                                                              11

SCUDDER EMERGING MARKETS INCOME FUND


           % of           Principal                                                                    Market
         Portfolio     Amount ($) (b)                                                                 Value ($)
----------------------------------------------------------------------------------------------------------------
Poland        13.4%      26,100,000       Republic of Poland, Past Due Interest Bond,
                                            Step-up Coupon, 3.75%, 10/27/14. . . . . . . . . .      16,769,250
                          6,000,000       Republic of Poland, Collateralized Discount
                                            Bond, LIBOR plus .8125% (6.875%), 10/27/24 . . . .       4,590,000
                    PLZ   3,712,032       Morgan Guaranty Trust Company Time
                                            Deposit, 24.5%, 3/20/96. . . . . . . . . . . . . .       1,520,223
                                                                                                   -----------
                                                                                                    22,879,473
                                                                                                   -----------
Russia        1.9%       10,000,000       Vnesheconombank, Bilateral Non-Performing
                                            Loan Agreement, 3.25%, 12/29/95* . . . . . . . . .       3,250,000
                                                                                                   -----------
United States 0.8%          500,000       Comcast Corp., 9.5%, 1/15/08 (d) . . . . . . . . . .         515,000
                            500,000       Penn Traffic Co., 9.625%, 4/15/05 (d). . . . . . . .         362,500
                            500,000       Westpoint Stevens Inc., 9.375%, 12/15/05 . . . . . .         500,000
                                                                                                   -----------
                                                                                                     1,377,500
                                                                                                   -----------

Venezuela     5.9%       20,500,000       Republic of Venezuela, Debt Conversion
                                            Bond, Series DL, LIBOR plus .875%
                                            (6.8125%), 12/18/07. . . . . . . . . . . . . . . .      10,096,250
                                                                                                   -----------
                                          Total Debt Obligations (Cost $162,686,923) . . . . .     161,419,484
                                                                                                   -----------



              0.1%       PREFERRED STOCKS
                         Shares
                    -------------------------------------------------------------------------------------------
Argentina                    13,400       Nortel Inversora "A" (ADR)
                                            (Telecommunication services) (e)
                                            (Cost $129,980). . . . . . . . . . . . . . . . . .         105,458
                                                                                                   -----------

              0.0%       PURCHASED OPTIONS


                         Principal
                         Amount ($) (b)
                    -------------------------------------------------------------------------------------------
                          1,255,000       Put on German Deutschemark, strike price
                                            1.5542, expires 3/14/96. . . . . . . . . . . . . .           3,279
                         20,500,000       Put on Venezuela Debt Conversion Bond,
                                            strike price 47.625, expires 11/13/95. . . . . . .          67,220
                                                                                                   -----------
                                          Total Purchased Options (Cost $257,107). . . . . . .          70,499
                                                                                                   -----------

--------------------------------------------------------------------------------------------------------------

                                          Total Investment Portfolio - 100.0%
                                            (Cost $171,506,010) (a). . . . . . . . . . . . . .     170,027,441
                                                                                                   -----------


       THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--
12

                                                            INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------
(a) The cost for federal income tax purposes was $172,690,463. At October 31, 1995, net unrealized depreciation for all securities based on tax cost was $2,663,022. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $2,466,492 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $5,129,514.

(b)  Principal amount is stated in U.S. dollars unless otherwise noted.

(c) When-issued or forward delivery securities (See Note A in Notes to Financial Statements).

(d) At October 31, 1995, these securities, in part, have been segregated to cover when-issued or forward delivery securities.

(e) Securities valued in good faith by the Valuation Committee of the Board of Directors. The cost of these securities at October 31, 1995 aggregated $129,980. See Note A of the Notes to Financial Statements.

*    Non-income producing security.




          WRITTEN OPTIONS
          ----------------------------------------------------------------------
          At October 31, 1995 outstanding written options were as follows (Note
          A):


                               Principal
                                Amount        Expiration     Strike               Market
           Call Options         (U.S.$)         Date          Price               Value($)
           --------------------------------------------------------------------------------
           DEM                  1,255,000       3/14/96      DEM 1.39 . . . . .    24,322
                                                                                   ------
           Total outstanding written options (Premiums received $11,107). . . .    24,322
                                                                                   ======

          CURRENCY ABBREVIATIONS
          ----------------------------------------------------------------------
          ARP   Argentine Peso         DEM          German Deutschemark
          MXN   Mexican Peso           PLZ          Polish Zloty



       THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
                                                                            --



FINANCIAL STATEMENTS
------------------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 1995
------------------------------------------------------------------------------------------
ASSETS
Investments, at market (identified cost $171,506,010)
  (Note A) . . . . . . . . . . . . . . . . . . . . . . .                     $ 170,027,441
Cash . . . . . . . . . . . . . . . . . . . . . . . . . .                               778
Receivables:
  Investments sold . . . . . . . . . . . . . . . . . . .                         1,792,484
  Interest . . . . . . . . . . . . . . . . . . . . . . .                         2,815,590
  Fund shares sold . . . . . . . . . . . . . . . . . . .                           439,001
Deferred organization expenses (Note A). . . . . . . . .                            48,616
                                                                             -------------
  Total assets . . . . . . . . . . . . . . . . . . . . .                       175,123,910
LIABILITIES
Payables:
  Investments purchased. . . . . . . . . . . . . . . . . $   1,762,484
  When-issued and forward delivery securities
     (Note A). . . . . . . . . . . . . . . . . . . . . .     3,490,781
  Fund shares redeemed . . . . . . . . . . . . . . . . .       121,707
  Written options, at market (premium received $11,107)
     (Note A). . . . . . . . . . . . . . . . . . . . . .        24,322
  Accrued management fee (Note C). . . . . . . . . . . .       166,497
  Other accrued expenses (Note C). . . . . . . . . . . .       155,318
                                                         -------------
  Total liabilities. . . . . . . . . . . . . . . . . . .                         5,721,109
                                                                             -------------
Net assets, at market value. . . . . . . . . . . . . . .                      $169,402,801
                                                                             -------------
                                                                             -------------
NET ASSETS
Net assets consist of:
  Undistributed net investment income. . . . . . . . . .                       $   613,098
  Unrealized depreciation on:
     Investments . . . . . . . . . . . . . . . . . . . .                        (1,478,569)
     Options . . . . . . . . . . . . . . . . . . . . . .                           (13,215)
     Foreign currency related transactions . . . . . . .                           (58,565)
  Accumulated net realized loss. . . . . . . . . . . . .                        (6,217,701)
  Capital stock. . . . . . . . . . . . . . . . . . . . .                           165,114
  Additional Brazilian capital . . . . . . . . . . . . . .                       176,392,639
                                                                             -------------
Net assets, at market value. . . . . . . . . . . . . . .                      $169,402,801
                                                                             -------------
                                                                             -------------
NET ASSET VALUE, offering and redemption per price
  ($169,402,801 DIVIDED BY 16,511,433 shares of
  capital stock outstanding, $.01 par value, 100,000,000
  shares authorized) . . . . . . . . . . . . . . . . . .                            $10.26
                                                                                    ------
                                                                                    ------



       THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--
14


                                                                      FINANCIAL STATEMENTS
------------------------------------------------------------------------------------------
STATEMENT OF OPERATIONS


YEAR ENDED OCTOBER 31, 1995
------------------------------------------------------------------------------------------
Investment Income
Dividends. . . . . . . . . . . . . . . . . . . . . . . .                     $      14,103
Interest (net of withholding taxes of $7,436). . . . . .                        17,981,225
                                                                             -------------
                                                                                17,995,328

Expenses:
Management fee (Note C). . . . . . . . . . . . . . . . . $   1,037,443
Services to shareholders (Note C). . . . . . . . . . . .       320,210
Directors' fees and expenses (Note C). . . . . . . . . .        54,889
Custodian fees . . . . . . . . . . . . . . . . . . . . .       258,217
Auditing . . . . . . . . . . . . . . . . . . . . . . . .        44,555
Reports to shareholders. . . . . . . . . . . . . . . . .        69,042
Federal registration . . . . . . . . . . . . . . . . . .        24,020
State registration . . . . . . . . . . . . . . . . . . .        34,951
Legal. . . . . . . . . . . . . . . . . . . . . . . . . .        17,119
Amortization of organization expense (Note A). . . . . .        15,312
Other. . . . . . . . . . . . . . . . . . . . . . . . . .         9,585           1,885,343
                                                         ---------------------------------
Net investment income. . . . . . . . . . . . . . . . . .                        16,109,985
                                                                             -------------
Net realized and unrealized loss on investment
  transactions
Net realized loss from:
  Investments. . . . . . . . . . . . . . . . . . . . . .    (4,681,454)
  Foreign currency related transactions. . . . . . . . .      (452,415)         (5,133,869)
                                                         -------------
Net unrealized depreciation during the period on:
  Investments. . . . . . . . . . . . . . . . . . . . . .       (28,985)
  Written options. . . . . . . . . . . . . . . . . . . .       (13,215)
  Foreign currency related transactions. . . . . . . . .       (34,988)            (77,188)
                                                         -------------       -------------
Net loss on investment transactions. . . . . . . . . . .                        (5,211,057)
                                                                             -------------
Net increase in net assets resulting from operations . .                     $  10,898,928
                                                                             -------------
                                                                             -------------


        THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
                                                                              --
                                                                              15

SCUDDER EMERGING MARKETS INCOME FUND
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                          For the Period
                                                                         December 31, 1993
                                                             Year        (commencement of
                                                             Ended        operations) to
                                                          October 31,       October 31,
INCREASE (DECREASE) IN NET ASSETS                            1995              1994
------------------------------------------------------------------------------------------
Operations:
Net investment income. . . . . . . . . . . . . . . .     $  16,109,985       $   4,571,406
Net realized loss on investment transactions . . . .        (5,133,869)         (2,784,125)
Net unrealized depreciation on investment
  transactions during the period . . . . . . . . . .           (77,188)         (1,473,161)
                                                         -------------       -------------
Net increase in net assets resulting
  from operations. . . . . . . . . . . . . . . . . .        10,898,928             314,120
                                                         -------------       -------------
Distributions to shareholders from
  net investment income ($1.11 and $.51
  per share, respectively) . . . . . . . . . . . . .       (14,649,724)         (3,742,297)
                                                         -------------       -------------
Fund share transactions:
Proceeds from shares sold. . . . . . . . . . . . . .       141,506,487         126,227,847
Net asset value of shares issued to
  shareholders in reinvestment of distributions. . .        12,247,689           3,183,825
Cost of shares redeemed. . . . . . . . . . . . . . .       (75,352,525)        (31,232,749)
                                                         -------------       -------------
Net increase in net assets from Fund share
  transactions . . . . . . . . . . . . . . . . . . .        78,401,651          98,178,923
                                                         -------------       -------------
Increase in net assets . . . . . . . . . . . . . . .        74,650,855          94,750,746
Net assets at beginning of period. . . . . . . . . .        94,751,946               1,200
                                                         -------------       -------------
Net assets at end of period (including
  undistributed net investment income of
  $613,098 and $743,590, respectively) . . . . . . .     $ 169,402,801       $  94,751,946
                                                         -------------       -------------
                                                         -------------       -------------
Other Information
Increase (decrease) in Fund shares
Shares outstanding at beginning of period. . . . . .         8,577,789                 100
                                                         -------------       -------------
Shares sold. . . . . . . . . . . . . . . . . . . . .        14,123,224          11,083,394
Shares issued to shareholders in
  reinvestment of distributions. . . . . . . . . . .         1,216,165             294,323
Shares redeemed. . . . . . . . . . . . . . . . . . .        (7,405,745)         (2,800,028)
                                                         -------------       -------------
Net increase in Fund shares. . . . . . . . . . . . .         7,933,644           8,577,689
                                                         -------------       -------------
Shares outstanding at end of period. . . . . . . . .        16,511,433           8,577,789
                                                         -------------       -------------
                                                         -------------       -------------




       THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--
16


                                                                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------------------------
THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT
EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.


                                                                                  FOR THE PERIOD
                                                                       YEAR      DECEMBER 31, 1993
                                                                       ENDED       (COMMENCEMENT
                                                                    OCTOBER 31,  OF OPERATIONS) TO
                                                                       1995      OCTOBER 31, 1994
--------------------------------------------------------------------------------------------------

Net asset value, beginning of period . . . . . . . . . . . . . .       $ 11.05        $ 12.00
                                                                       -------        -------
Income from investment operations:
  Net investment income (a). . . . . . . . . . . . . . . . . . .          1.14           0.60
  Net realized and unrealized loss on investments. . . . . . . .          (.82)         (1.04)
                                                                       -------        -------
Total from investment operations . . . . . . . . . . . . . . . .           .32           (.44)
                                                                       -------        -------
Less distributions from net investment income. . . . . . . . . .         (1.11)          (.51)
                                                                       -------        -------
Net asset value, end of period . . . . . . . . . . . . . . . . .       $ 10.26        $ 11.05
                                                                       -------        -------
                                                                       -------        -------
Total Return (%) . . . . . . . . . . . . . . . . . . . . . . . .          3.46          (3.54)**
Ratios and Supplemental Data
Net assets, end of period ($ millions) . . . . . . . . . . . . .           169             95
Ratio of operating expenses, net to average daily net assets (%) (a)      1.50           1.50*
Ratio of net investment income to average daily net assets (%) .         12.83           9.17*
Portfolio turnover rate (%). . . . . . . . . . . . . . . . . . .         302.2          180.6*
(a)Reflects a per share amount of management fee not imposed
   by the Adviser. . . . . . . . . . . . . . . . . . . . . . . .        $  .02         $  .05
  Operating expense ratio including management fee
   not imposed (%) . . . . . . . . . . . . . . . . . . . . . . .          1.68           2.23*

  * Annualized
* * Not annualized



                                                                                         --
                                                                                         17

SCUDDER EMERGING MARKETS INCOME FUND
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

A.   SIGNIFICANT ACCOUNTING POLICIES
-------------------------------------------------------------------------------
Scudder Emerging Markets Income Fund (the "Fund") is a non-diversified series of Scudder Global Fund, Inc., a Maryland corporation registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The policies described below are followed consistently by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles.

SECURITY VALUATION. Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the Officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Short-term investments having a maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors. Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $105,458 (.06% of net assets) and have been noted in the investment portfolio as of October 31, 1995.

OPTIONS. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. During the year ended October 31, 1995, the Fund purchased put options and wrote call options on securities and currencies as a hedge against potential adverse price movements in the value of portfolio assets.

If the Fund writes an option and the option expires unexercised, the Fund will realize income, in the form of a capital gain, to the extent of the amount received for the option (the "premium"). If the Fund elects to close out the option it would recognize a gain or loss based on the difference between the cost of closing the option and the initial premium received. If the Fund purchased an option and allows the option to expire it would realize a loss to the extent of the premium


--
18

                                               NOTES TO FINANCIAL STATEMENTS
----------------------------------------------------------------------------
----

paid. If the Fund elects to close out the option it would recognize a gain or loss equal to the difference between the cost of acquiring the option and the amount realized upon the sale of the option.

The gain or loss recognized by the Fund upon the exercise of a written call or purchased put option is adjusted for the amount of option premium. If a written put or purchased call option is exercised the Fund's cost basis of the acquired security or currency would be the exercise price adjusted for the amount of the option premium.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked price or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations.

When the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. When the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security or currency below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and, that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

(ii) purchases and sales of investment securities, interest income and certain expenses at the daily rates of exchange prevailing on the respective dates of such transactions.


                                                                             --
                                                                             19

SCUDDER EMERGING MARKETS INCOME FUND
-------------------------------------------------------------------------------

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the accrual and payment dates on interest and foreign withholding taxes.

WHEN-ISSUED AND FORWARD DELIVERY SECURITIES. The Fund may purchase securities on a when-issued or forward delivery basis, for payment and delivery at a later date. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later time.

At the time the Fund makes the commitment to purchase a security on a when-issued basis or forward delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. At the time of settlement, the market value of the security may be more or less than the purchase price.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes, and no federal income tax provision was required.

At October 31, 1995, the Fund had a net tax basis capital loss carryforward of approximately $5,033,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2002 ($1,611,000), and October 31, 2003 ($3,422,000) the
respective expiration dates, whichever occurs first.

DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income are made quarterly. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and,


--
20

                                               NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences relate primarily to foreign denominated investments and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the specific identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

ORGANIZATION COSTS. Costs incurred by the Fund in connection with its organization and initial registration of shares have been deferred and are being amortized on a trade-date basis over a trade-date period.

Other. Investment security transactions are accounted for on a trade date basis. Distributions of net realized gains to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. All discounts are amortized/accreted for both tax and financial reporting purposes.

B.   PURCHASES AND SALES OF SECURITIES
-------------------------------------------------------------------------------

For the year ended October 31, 1995, purchases and sales (including maturities) of investment securities (excluding SSC investments) aggregated $420,326,658 and $329,623,762, respectively.

In addition, the Fund wrote and the holder exercised options during the period, principal amount U.S. $5,500,000 on Republic of Argentina Floating Rate Bonds, 3/31/05 (premium received $91,500) and wrote options during the period, principal amount U.S. $1,255,000 on March 1996 German Deutschemark (premium received $11,107).


                                                                             --
                                                                             21

SCUDDER EMERGING MARKETS INCOME FUND
-------------------------------------------------------------------------------

C.   RELATED PARTIES
-------------------------------------------------------------------------------
Under the Investment Management Agreement (the "Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 1.00% of the Fund's average daily nets assets, computed and accrued daily and payable monthly. The Agreement also provides that if the Fund's expenses exceed specified limits, such excess, up to the amount of the management fee, will be paid by the Adviser. In addition, the Adviser agreed not to impose all or a portion of its management fee until February 29, 1996, and during such period to maintain the annualized expenses of the Fund at not more than 1.50% of average daily net assets. For the year ended October 31, 1995, the Adviser did not impose a portion of its fee amounting to $223,375, and the portion imposed amounted to $1,037,443.

Scudder Service Corporation ("SSC"), a wholly-owned subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the year ended October 31, 1995, the amount charged by SSC aggregated $260,181, of which $23,796 is unpaid at October 31, 1995.

The Fund pays each Director not affiliated with the Adviser $4,000 annually, plus specified amounts for attended board and committee meetings. For the year ended October 31, 1995, Directors' fees aggregated $54,889.

D.   INVESTING IN EMERGING MARKETS
-------------------------------------------------------------------------------
Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid and their prices more volatile than those of comparable securities in the United States.



--
22

                                           REPORT OF INDEPENDENT ACCOUNTANTS
-------------------------------------------------------------------------------
TO THE BOARD OF DIRECTORS OF SCUDDER GLOBAL FUND, INC. AND THE SHAREHOLDERS
OF SCUDDER EMERGING MARKETS INCOME FUND:

We have audited the accompanying statement of assets and liabilities of Scudder Emerging Markets Income Fund, including the investment portfolio, as of October 31, 1995, and the related statements of operations for the year then ended, the statement of changes in net assets, and the financial highlights for the year then ended and for the period December 31, 1993 (commencement of operations) to October 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder Emerging Markets Income Fund as of October 31, 1995, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period December 31, 1993 (commencement of operations) to October 31, 1994 in conformity with generally accepted accounting principles.

Boston, Massachusetts                                 COOPERS & LYBRAND L.L.P.
December 8, 1995









                                                                             --
                                                                             23

SHAREHOLDER MEETING RESULTS
--------------------------------------------------------------------------------

     A Special Meeting of Shareholders of Scudder Global Fund, Inc., consisting of Scudder Emerging Markets Income Fund, Scudder Global Fund, Scudder Global Small Company Fund, Scudder International Bond Fund and Scudder Short Term Global Income Fund was held on Wednesday, December 6, 1995, at the offices of Scudder, Stevens & Clark, Inc., 25th Floor, 345 Park Avenue, New York, New York 10154. The two matters voted upon by Shareholders of Scudder Emerging Markets Income Fund and the resulting votes for each matter are presented below.


1.       The  election of eight  Directors to hold office until their  respective  successors  shall have been duly elected and qualified.


          Director:                                                   Number of Votes:
                                                     For                Withheld           Broker Non-Votes*
          Edmond D. Villani                       10,896,113             140,506                   0
          Nicholas Bratt                          10,897,114             139,505                   0
          Daniel Pierce                           10,894,862             141,757                   0
          Paul Bancroft III                       10,883,917             152,702                   0
          Sheryle J. Bolton                       10,851,231             185,388                   0
          Thomas J. Devine                        10,863,922             172,697                   0
          William H. Gleysteen, Jr.               10,868,907             167,712                   0
          William H. Luers                        10,856,319             180,299                   0

2.       Ratification  or rejection  of the action  taken by the Board of  Directors  in  selecting  Coopers &
         Lybrand L.L.P. as independent accountants for the fiscal year ending October 31, 1996.

                                                   Number of Votes:
               For                       Against                     Abstain                 Broker Non-Votes*
           10,800,265                    53,582                      182,772                         0

--------------------------------------------------------------------------------------------------------------
*   Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.


                                                          OFFICERS AND DIRECTORS
--------------------------------------------------------------------------------

Edmond D. Villani*
    Chairman of the Board and Director
Nicholas Bratt*
     President and Director
Paul Bancroft III
    Director; Venture Capitalist and Consultant
Sheryle J. Bolton
    Director; Consultant
Thomas J. Devine
    Director; Consultant
William H. Gleysteen, Jr.
    Director; President, The Japan Society, Inc.
William H. Luers
    Director; President, The Metropolitan Museum of Art
Daniel Pierce*
    Director and Vice President
Robert G. Stone, Jr.
    Honorary Director; Chairman of the Board and Director, Kirby Corporation Robert W. Lear
    Honorary Director; Executive-in-Residence, Visiting Professor,
      Columbia University Graduate School of Business
Adam Greshin*
    Vice President
Jerard K. Hartman*
    Vice President
Thomas W. Joseph*
    Vice President
Douglas M. Loudon*
    Vice President
Gerald J. Moran*
    Vice President
M. Isabel Saltzman*
    Vice President
Cornelia Small*
    Vice President
David S. Lee*
    Vice President and Assistant Treasurer
Thomas F. McDonough*
    Vice President and Secretary
Pamela A. McGrath*
    Vice President and Treasurer
Edward J. O'Connell*
    Vice President and Assistant Treasurer
Juris Padegs*
    Vice President and Assistant Secretary
Kathryn L. Quirk*
    Vice President and Assistant Secretary
Coleen Downs Dinneen*
    Assistant Secretary

*Scudder, Stevens & Clark, Inc.

INVESTMENT PRODUCTS AND SERVICES
--------------------------------------------------------------------------------

 The Scudder Family of Funds
 -----------------------------------------------------------------------------------------------------------------
                 Money Market                                        Income
                   Scudder Cash Investment Trust                       Scudder Emerging Markets Income Fund
                   Scudder U.S. Treasury Money Fund                    Scudder GNMA Fund
                 Tax Free Money Market+                                Scudder Income Fund
                   Scudder Tax Free Money Fund                         Scudder International Bond Fund
                   Scudder California Tax Free Money Fund*             Scudder Short Term Bond Fund
                   Scudder New York Tax Free Money Fund*               Scudder Short Term Global Income Fund
                 Tax Free+                                             Scudder Zero Coupon 2000 Fund
                   Scudder California Tax Free Fund*                 Growth
                   Scudder High Yield Tax Free Fund                    Scudder Capital Growth Fund
                   Scudder Limited Term Tax Free Fund                  Scudder Development Fund
                   Scudder Managed Municipal Bonds                     Scudder Global Fund
                   Scudder Massachusetts Limited Term Tax Free Fund*   Scudder Global Small Company Fund
                   Scudder Massachusetts Tax Free Fund*                Scudder Gold Fund
                   Scudder Medium Term Tax Free Fund                   Scudder Greater Europe Growth Fund
                   Scudder New York Tax Free Fund*                     Scudder International Fund
                   Scudder Ohio Tax Free Fund*                         Scudder Latin America Fund
                   Scudder Pennsylvania Tax Free Fund*                 Scudder Pacific Opportunities Fund
                 Growth and Income                                     Scudder Quality Growth Fund
                   Scudder Balanced Fund                               Scudder Small Company Value Fund
                   Scudder Growth and Income Fund                      Scudder Value Fund
                                                                       The Japan Fund
 Retirement Plans and Tax-Advantaged Investments
 -----------------------------------------------------------------------------------------------------------------
                   IRAs                                                403(b) Plans
                   Keogh Plans                                         SEP-IRAs
                   Scudder Horizon Plan+++* (a variable annuity)       Profit Sharing and Money Purchase
                   401(k) Plans                                            Pension Plans
 Closed-End Funds#
 -----------------------------------------------------------------------------------------------------------------
                   The Argentina Fund, Inc.                            The Latin America Dollar Income Fund, Inc.
                   The Brazil Fund, Inc.                               Montgomery Street Income Securities, Inc.
                   The First Iberian Fund, Inc.                        Scudder New Asia Fund, Inc.
                   The Korea Fund, Inc.                                Scudder New Europe Fund, Inc.
                                                                       Scudder World Income
                                                                           Opportunities Fund, Inc.
 Institutional Cash Management
 -----------------------------------------------------------------------------------------------------------------
                   Scudder Institutional Fund, Inc.                    Scudder Treasurers Trust(TM)++
                   Scudder Fund, Inc.
 -----------------------------------------------------------------------------------------------------------------
    For complete information on any of the above Scudder funds,  including management fees and expenses,  call or write for a free  prospectus.  Read it  carefully  before you invest or send money.  +A portion of the income from the tax-free funds may be subject to federal,  state, and local taxes.  *Not available in all states. +++A no-load  variable annuity  contract  provided by Charter  National Life Insurance  Company and its affiliate, offered by Scudder's insurance agencies,  1-800-225-2470.  #These funds, advised by Scudder, Stevens & Clark,
    Inc. are traded on various stock exchanges.  ++For information on Scudder Treasurers Trust,(TM) an institutional cash management  service that utilizes  certain  portfolios of Scudder Fund, Inc.  ($100,000  minimum),  call
    1-800-541-7703.

                                                          HOW TO CONTACT SCUDDER
--------------------------------------------------------------------------------

 Account Service and Information
 -------------------------------------------------------------------------------------------------------------

                                         For existing account service and transactions
                                         SCUDDER INVESTOR RELATIONS
                                         1-800-225-5163

                                         For personalized information about your Scudder accounts;
                                         exchanges and redemptions; or information on any Scudder fund
                                         SCUDDER AUTOMATED INFORMATION LINE (SAIL)
                                         1-800-343-2890
 Investment Information
 -------------------------------------------------------------------------------------------------------------

                                         To receive information about the Scudder funds, for additional applications and prospectuses, or for investment questions
                                         SCUDDER INVESTOR RELATIONS
                                         1-800-225-2470

                                         For establishing 401(k) and 403(b) plans
                                         SCUDDER DEFINED CONTRIBUTION SERVICES
                                         1-800-323-6105
 Please address all correspondence to
 -------------------------------------------------------------------------------------------------------------

                                         THE SCUDDER FUNDS
                                         P.O. BOX 2291
                                         BOSTON, MASSACHUSETTS
                                         02107-2291
 Or stop by a Scudder Funds Center
 -------------------------------------------------------------------------------------------------------------

                                         Many  shareholders  enjoy the  personal,  one-on-one  service of the
                                         Scudder  Funds  Centers.  Check for a Funds Center near you--they can be found in the following cities:
                                         Boca Raton                            New York
                                         Boston                                Portland, OR
                                         Chicago                               San Diego
                                         Cincinnati                            San Francisco
                                         Los Angeles                           Scottsdale
 -------------------------------------------------------------------------------------------------------------

                                         For information on Scudder            For information on Scudder
                                         Treasurers Trust,(TM) an institutional   Institutional Funds,* funds
                                         cash management service for           designed to meet the broad
                                         corporations, non-profit              investment management and
                                         organizations and trusts that uses    service needs of banks and
                                         certain portfolios of Scudder Fund,   other institutions, call
                                         Inc.* ($100,000 minimum), call        1-800-854-8525.
                                         1-800-541-7703.
 -------------------------------------------------------------------------------------------------------------

     Scudder Investor Relations and Scudder Funds Centers are services provided through Scudder Investor Services, Inc., Distributor.

* Contact Scudder Investor Services, Inc., Distributor, to receive a prospectus with more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Celebrating Over 75 Years of Serving Investors
--------------------------------------------------------------------------------

     Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer 37 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.

     Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.